UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2020
 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).                                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
6.375% Non-Cumulative Perpetual Preferred Stock, Series A	RF PRA	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Regions Financial Corporation ("Regions") held on April 22, 2020, the shareholders elected Regions’ 12 incumbent Directors standing for election, ratified the appointment of Ernst & Young LLP as Regions’ independent registered public accounting firm for the 2020 fiscal year, and approved executive compensation. The shareholders cast their votes as described below.
The following is a summary of the voting proposals for each matter presented to our shareholders:
Proposal 1: Election of Directors.
The 12 individuals listed below were elected at the 2020 Annual Meeting to serve as Directors of Regions until the next annual meeting of shareholders or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Carolyn H. Byrd	677,862,749	6,078,998	1,039,875	146,282,121
Don DeFosset	639,200,398	44,642,778	1,138,446	146,282,121
Samuel A. Di Piazza, Jr.	667,879,755	15,974,817	1,127,050	146,282,121
Zhanna Golodryga	680,381,418	3,392,050	1,208,154	146,282,121
John D. Johns	678,008,014	5,864,409	1,109,199	146,282,121
Ruth Ann Marshall	672,895,585	11,019,352	1,066,685	146,282,121
Charles D. McCrary	648,199,420	35,672,646	1,109,556	146,282,121
James T. Prokopanko	676,608,941	7,187,164	1,185,517	146,282,121
Lee J. Styslinger III	637,667,722	46,183,127	1,130,773	146,282,121
José S. Suquet	680,653,903	3,180,291	1,147,428	146,282,121
John M. Turner, Jr.	679,426,974	4,512,760	1,041,888	146,282,121
Timothy Vines	676,736,230	7,216,741	1,028,651	146,282,121

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Regions' proposal to ratify the appointment of Ernst & Young LLP as independent auditors of Regions to serve for the 2020 fiscal year was approved. The full text of the proposal is included in the Proxy Statement dated March 6, 2020. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
782,161,735	47,970,450	1,131,558	0

Proposal 3: Advisory Vote on Executive Compensation.

The Company's shareholders gave advisory approval of executive compensation as disclosed in the Proxy Statement dated March 6, 2020. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
638,496,990	43,851,264	2,633,368	146,282,121

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Hope D. Mehlman
Name:	Hope D. Mehlman
Title:	Executive Vice President,
Corporate Secretary,
Chief Governance Officer, and
Deputy General Counsel

Date: April 27, 2020